                                                                   EXHIBIT 10.37

 [LOGO]            AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE
                (Short-form to be used with post 1995 AIR leases)

        1. PARTIES. This Sublease, dated, for reference purposes only, January 15, 1999, is made by and between PrimeLine Products Company, a California corporation ("SUBLESSOR") and Biker's Dream International, a California corporation ("SUBLESSEE").

        2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 3810 Wacker Drive, Mira Loma located in the County of Riverside, State of California and generally described as (describe briefly the nature of the property) an approximate 56,200 square foot industrial building on approximately 4.79 acres. Parcel No.: 156-210-021 ("Premises").

        3. TERM.

             3.1 TERM. The term of this Sublease shall be for 19 months commencing on March 1, 1999 and ending on September 25, 2000 unless sooner terminated pursuant to any provision hereof.

             3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

        4. RENT.

             4.1 BASE RENT. Sublessee shall pay jointly to Sublessor and Master Lessor as Base Rent for the Premises equal monthly payments of $19,670.00 in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $19,670.00 as Base Rent for March 1-31, 1999, which shall be a gross lease rate and not include any pass-through Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

             4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

        5. SECURITY DEPOSIT. Sublessee shall deposit jointly with Sublessor and Master Lessor upon execution hereof $20,000.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).


        6. USE.

             6.1 AGREED USE. The Premises shall be used and occupied only for Manufacture, warehouse and distribution of specialized motorcycles, parts and related uses, and for no other purpose.

             6.2 COMPLIANCE. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, or in the event that the Applicable Requirements are hereafter changed, the rights and obligations of Sublessor and Sublessee shall be as provided in Paragraph 2.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

             6.3 ACCEPTANCE OF PREMISES AND LESSEE. Sublessee acknowledges that:

                        (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,

                        (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

                        (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

        In addition, Sublessor acknowledges that:

                        (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

                        (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

        7. MASTER LEASE

             7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", a copy of which is attached hereto marked
Exhibit 1, wherein LDT Company, Carol M. Carson, David Carson and Tim Carson as Partners is the lessor, hereinafter the "MASTER LESSOR"

             7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

             7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

             7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom:

                   -------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

             7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

             7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

             7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

        8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

             8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

             8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

             8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

             8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

        9. CONSENT OF MASTER LESSOR.

             9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

             9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

             9.3 In the event that Master Lessor does give such consent then:

                (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

                (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

             9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

             9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

             9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

       10.   BROKERS FEE.

             10.1 Upon execution hereof by all parties, Sublessor shall pay to Lee & Associates a licensed real estate broker, ("BROKER"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $ per separate agreement for brokerage services rendered by Broker to Sublessor in this transaction.


        11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

        12. ADDITIONAL PROVISIONS. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
--------------------------------------------------------------------------------



Executed at: San Bernardino, California                 Primeline Products Company
            --------------------------------------     --------------------------------------------
on:                                                    By    /s/ R. Crowther
   -----------------------------------------------       ------------------------------------------
Address: 5405 Industrial Parkway, San Bernardino       By
        ------------------------------------------       ------------------------------------------
                                                       "Sublessor" (Corporate Seal)

Executed at: Riverside, California                      Biker's Dream International
            --------------------------------------     --------------------------------------------
on:                                                    By  /s/ H. Rosenman
   -----------------------------------------------       ------------------------------------------
Address: 11631 Sterling Avenue, Riverside              By  /s/ Anne Todd
        ------------------------------------------       ------------------------------------------

                                                       "Sublessee" (Corporate Seal)

Executed at:  Ontario, California                      LTD Company, Carl M. Carson, David Carson
            --------------------------------------     --------------------------------------------
                                                       and Tim Carson, as partners

on:    2/23/99                                         By      /s/ Tim Carson
   -----------------------------------------------       ------------------------------------------
Address: P.O. Box 628, Ontario                         By
        ------------------------------------------       ------------------------------------------
                                                       "Master Lessor" (Corporate Seal)

NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SOUTH FLOWER ST., SUITE 600, LOS ANGELES, CA 90017.
(213) 687-8777.
                                   Page 3 of 3

                                   ADDENDUM TO
                                STANDARD SUBLEASE

                             Dated: January 15, 1999

                                 By and Between

PRIMELINE PRODUCTS COMPANY ("SUB-LESSOR"); BIKER'S DREAM INTERNATIONAL ("SUB-LESSEE") AND LDT COMPANY - CAROL M. CARSON, DAVID CARSON AND TIM CARSON AS PARTNERS ("MASTER LESSOR")

--------------------------------------------------------------------------------

The following additional terms and conditions are hereby incorporated into the above referenced lease as if set forth in full therein.

1.    RENT SCHEDULE

      The rent schedule for the term of the Sub-Lease shall be:

      March 1, 1999 - February 29, 2000   $19,670.00 per month, industrial gross
      March 1, 2000 - September 25, 2000  $19,670.00 per month, industrial gross (as prorated)

      Sub-Lessor shall defer the rental amounts due for months two (2), five (5) and nine (9) of the Sub-lease subject to the provisions of Paragraph 2 below.

2.    RENT CONCESSIONS

      Notwithstanding the foregoing, Sub-Lessor does hereby grant to Sub-Lessee the right to defer the basic rental portion of rents which would otherwise be due under the Sub-Lease for the periods shown in Paragraph 1 above under the following terms and conditions:

      2.1 The abatement and forgiveness of rent shall be effective upon the execution of the Sub-Lease by Sub-Lessor, Sub-Lessee and Master Lessor, and upon payment of rent and security deposits as stipulated in the Sub-Lease, and shall continue for the time and in the amount as set forth hereinabove.

      2.2 If at the date of expiration of the Sub-Lease, Sub-Lessee has paid to Sub-Lessor all sums due pursuant to the terms of the Sub-Lease, then the rent which has previously been deferred will be forgiven as of the date of expiration of the Sub-Lease.

      2.3 At any time the Sub-Lessee should be in default and has not timely cured under the Sub-Lease, Sub-Lessor may declare the accrued amount of abated and forgiven rent to be then due and payable and include the amount of the abated and forgiven rent in any action for collection of rent in the same manner as if the rent had not been abated and forgiven.

      2.4 This right of rent deferment and conditional forgiveness is given in consideration of the execution of the Sub-Lease.

3.    POSSESSION AND COMMENCEMENT

      Commencement of the Sub-Lease shall be March 1, 1999. Sub-Lessor shall deliver possession to Sub-Lessee on or before February 15, 1999. Sub-Lessee may occupy the premises during this period without the payment of rent, but subject to the other provisions of the Sub-Lease and Master Lease.


4.    CONDITION OF PREMISES

      Sub-Lessee herewith accepts possession of the Premises in the condition existing upon execution of the Sub-Lease and subject to Paragraph 6.2 of the Sub-Lease, and Paragraphs 2.2, 2.3, 7.2, 7.3 and 7.4 of the Master Lease dated September 25, 1997 by and between Master Lessor and Sublessor. Possession shall be delivered upon receipt by Sub-Lessor of initial rent, security deposit and insurance binders as stipulated in the Sub-Lease and Master Lease. Sublessee is not responsible for any pre-existing conditions created by Sublessor nor for the removal or correction of same upon expiration or termination of the Sublease or Master Lease, including alterations, modifications or toxic substances.

ADDENDUM
January 15, 1999
Page 2


5.    MISCELLANEOUS

      5.1 The Sub-Lease is conditioned upon execution of a new Lease between LDT Company, Carol M. Carson, David Carson and Tim Carson, as Partners and Biker's Dream International, a California corporation for the term September 26, 2000 through February 29, 2004, which will include an option to renew for an additional five (5) year term.

      5.2 The Master Lessor shall retain all sign rights, income and the right to lease future sites only to Sign and Cell Tower companies in the unimproved yard area, provided that they do not interfere with the operations of the Sublessee.

      5.3 Upon expiration of the Sub-Lease, all rents and security deposits shall be pro-rated and forwarded to Lessor, pursuant to the terms of the Lease agreement between Lessor and Lessee referenced in Paragraph 5.1 above.

      5.4   Pursuant to Paragraph 6.2, 7.3 and 7.4 of this lease,
            Sublessor/Master Lessor hereby consents to installation of the following trade fixtures and alterations and Sublessee's/Lessee's removal of same upon expiration or termination of the new Lease referenced in Paragraph 5.1.

            TRADE FIXTURES

            1.    Additional lighting in the factory

            2. Compressed air system, including compressor(s), air lines, etc.

            3. Paint facility, including building annex, paint booth(s) and all related equipment

            4.    Fencing and racking inside the building

            ALTERATIONS

            1.    Office along the northeast-most wall of the building

            2. Assembly "clean room" to be constructed within the southeast section of the building

            3. Connections/equipment necessary to provide power from the transformer located on the south property line to the building annex

All terms of the Sub-Lease shall remain unchanged except as specifically modified herein.

SUB-LESSOR:                             SUB-LESSEE:

PRIMELINE PRODUCTS COMPANY              BIKER'S DREAM INTERNATIONAL
a California corporation                a California corporation


By:  /s/ Richard Crowther               By:  /s/ Herm Rosenman
   --------------------------------        -------------------------------------
     Richard Crowther

Its: President                          Its:  President


Date: 2/10/99                           Date: 2/3/99


                                        By: /s/ Anne Todd


                                        Its: Corporate Secretary


                                        Date: 2/3/99

ADDENDUM
January 15, 1999
Page 3


MASTER LESSOR

LDT COMPANY, CAROL M. CARSON, DAVID CARSON AND TIM CARSON, AS PARTNERS


By:  /s/ Tim Carson
    ------------------------------
     Tim Carson


Date: 2/23/99


Note: Master Lessor has received and reviewed rough drawings of Sub-Lessee's Proposed Alterations and Trade Fixtures. These rough drawings have been approved in concept. However, Master Lessor shall retain the right to review and approve all Trade Fixtures and Alterations at such time as final detailed plans and specifications are prepared and submitted to Master Lessor.